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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21331

     Evergreen Managed Income Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for one of its series, Evergreen Managed Income Fund, for the year ended October 31, 2006. This one series has an October 31, fiscal year end.

Date of reporting period: October 31, 2006

Item 1 - Reports to Stockholders.

Evergreen Managed Income Fund

>

Evergreen

MANAGED INCOME FUND

Annual Report
as of October 31, 2006

Evergreen Investments℠
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
3	FINANCIAL HIGHLIGHTS
4	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	AUTOMATIC DIVIDEND REINVESTMENT PLAN
33	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov.

The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

December 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen Managed Income Fund, covering the twelve-month period ended October 31, 2006.

Fixed income markets around the world offered up a variety of challenges and opportunities during the past twelve months. The sustained global economic expansion provided strong positive support for those investors willing to take investment risks, whether in investment-grade or high-yielding corporate bonds or emerging market debt. At the same time, most major central banks tightened monetary policies over most of the period. Short-term interest rates rose offsetting inflationary pressures exacerbated by rapidly rising commodity prices, notably in energy. World oil and natural gas prices began receding off their highs in July, relieving inflationary pressures and allowing the U.S. Federal Reserve to leave the influential fed funds rate level at 5.25%. Other major central banks continued to raise short-term rates even though monetary policy remained restrictive.

During the twelve months, corporate high-yield bonds and emerging market debt tended to outperform other fixed income markets, which generally produced modest, positive returns. While the U.S. dollar first declined against other major currencies, it traded within a relatively narrow range during the final months of the fiscal year.

In managing the fund, portfolio teams pursued a high level of current income, while trying to limit exposure to the risks of higher interest rates. The fund is managed by three investment teams, each focusing on specific sectors within the global fixed income markets. The largest asset allocation within the fund was to domestic high yield bonds, where the managers focused on individual security selection. The

LETTER TO SHAREHOLDERS continued

team managing the fund’s domestic mortgage-backed securities continued to emphasize adjustable government agency mortgages with relatively stable cash flows and lower risk of prepayments. The final investment team responsible for international bonds guarded against inflationary and currency risks while also seeking selective opportunities in the bonds and currencies of smaller markets.

We continue to encourage investors to maintain diversified investment strategies, including allocations to the Evergreen Managed Income Fund, for their long-term portfolios.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund broker-dealer or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

Notice to Shareholders

Effective October 1, 2006, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, became the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended October 31,

	2006	2005	2004	2003[1]

Net asset value, beginning of period	$ 18.91	$ 20.19	$ 19.38	$ 19.10[2]

Income from investment operations
Net investment income (loss)	1.60[3]	1.49[3]	1.62	0.38
Net realized and unrealized gains or losses on investments	(0.06)	(1.06)	0.94	0.46
Distributions to preferred shareholders from[4]
Net investment income	(0.45)	(0.28)	(0.13)	(0.02)
Net realized gain	0	0[5]	0	0

Total from investment operations	1.09	0.15	2.43	0.82

Distributions to common shareholders from
Net investment income	(1.34)	(1.43)	(1.62)	(0.39)
Net realized gain	(0.01)	0	0	0
Tax basis return of capital	(0.10)	0	0	0

Total distributions to common shareholders	(1.45)	(1.43)	(1.62)	(0.39)

Offering costs charged to capital for
Common shares	0	0	0	(0.04)
Preferred shares	0	0[5]	0	(0.11)

Total offering costs	0	0	0	(0.15)

Net asset value, end of period	$ 18.55	$ 18.91	$ 20.19	$ 19.38

Market value, end of period	$ 17.07	$ 16.42	$ 18.49	$ 18.15

Total return[6]
Based on market value	13.46%	(3.77%)	11.23%	(7.35%)

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$780,321	$795,244	$849,127	$814,948
Liquidation value of preferred shares, end of period (thousands)	$400,402	$400,309	$400,165	$400,098
Asset coverage ratio, end of period	299%	299%	312%	304%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.11%	1.12%	0.95%[7]
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.11%	1.12%	0.95%[7]
Net investment income (loss)[8]	6.18%	6.08%	6.99%	5.13%[7]
Portfolio turnover rate	74%	80%	78%	8%

1 For the period from June 25, 2003 (commencement of operations), to October 31, 2003.

2 Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Distributions to preferred shareholders per common share are based on average common shares outstanding during the period.

5 Amount represents less than $0.005 per share.

6 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

7 Annualized

8 The net investment income (loss) ratio reflects distributions paid to preferred shareholders .

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 5.2%
FIXED-RATE 0.5%
FNMA:
Ser. 2001-25, Class Z, 6.00%, 06/25/2031	$ 1,864,512	$ 1,888,527
Ser. 2001-51, Class P, 6.00%, 08/25/2030	1,518,714	1,525,822

		3,414,349

FLOATING-RATE 4.7%
FHLMC:
Ser. 196, Class A, 6.18%, 12/15/2021	271,572	270,646
Ser. 1500, Class FD, 4.47%, 05/15/2023 µ	6,224,567	6,277,102
Ser. 2182, Class FE, 5.87%, 05/15/2028	967,701	976,829
Ser. 2247, Class FC, 5.92%, 08/15/2030	1,334,757	1,350,854
Ser. 2390, Class FD, 5.77%, 12/15/2031	212,141	213,995
Ser. 2411, Class F, 5.87%, 02/15/2032	254,048	256,258
Ser. 2567, Class FH, 5.72%, 02/15/2033	569,787	571,484
FNMA:
Ser. 2000-45, Class F, 5.78%, 12/25/2030	1,130,546	1,138,505
Ser. 2001-24, Class FC, 5.93%, 04/25/2031	408,145	412,492
Ser. 2001-35, Class F, 5.93%, 07/25/2031	89,229	90,620
Ser. 2001-37, Class F, 5.83%, 08/25/2031	432,916	436,842
Ser. 2001-57, Class F, 5.83%, 06/25/2031	89,833	90,926
Ser. 2001-62, Class FC, 5.98%, 11/25/2031	1,180,855	1,200,447
Ser. 2002-77:
Class FH, 5.72%, 12/18/2032	504,584	508,260
Class FV, 5.82%, 12/18/2032	1,725,934	1,745,595
Ser. 2002-95, Class FK, 5.83%, 01/25/2033	5,355,845	5,547,424
Ser. 2002-97, Class FR, 5.88%, 01/25/2033	190,410	191,089
Ser. 2003-W8, Class 3F2, 5.68%, 05/25/2042	966,341	1,001,448
Ser. 2005-W4, Class 3A, 5.56%, 06/25/2035	9,380,936	9,794,917
Ser. G92-53, Class FA, 6.09%, 09/25/2022	2,395,531	2,438,433
GNMA, Ser. 1997-13, Class F, 5.875%, 09/16/2027	2,309,429	2,325,839

		36,840,005

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $39,813,272)		40,254,354

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 34.8%
FIXED-RATE 5.8%
FHLMC:
6.00%, 04/01/2036 µ	6,326,582	6,371,684
6.50%, 06/01/2017	4,161,620	4,254,258
8.50%, 04/01/2015 - 07/01/2028	769,948	808,233
FHLMC 30 year, 6.50%, TBA #	2,230,000	2,273,904
FNMA:
6.00%, 04/01/2033	660,000	664,442
6.50%, 11/01/2032	431,368	441,721
7.00%, 09/01/2031 - 08/01/2032	2,666,492	2,761,744
7.35%, 02/01/2012	693,550	694,949

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
FNMA:
7.50%, 07/01/2017 - 07/01/2032	$ 1,579,921	$ 1,652,198
8.00%, 12/01/2024 - 06/01/2030	356,015	375,630
12.00%, 01/01/2016	72,032	79,754
FNMA 30 year, 6.50%, TBA #	10,305,000	10,504,659
GNMA:
5.50%, 06/15/2035	8,968,846	8,936,527
6.50%, 06/15/2028	157,476	162,342
7.25%, 07/15/2017 - 05/15/2018	1,273,925	1,320,094
9.50%, 12/15/2009 - 04/15/2011	3,475,322	3,848,826

		45,150,965

FLOATING-RATE 29.0%
FHLMC:
4.59%, 12/01/2026	164,190	168,359
4.94%, 12/01/2033	11,828,023	12,200,015
4.95%, 10/01/2022	226,249	232,568
5.04%, 07/01/2035	1,067,900	1,054,018
5.06%, 10/01/2035	5,514,746	5,530,684
5.18%, 10/01/2030	34,064	34,275
5.35%, 06/01/2031	860,095	880,282
5.36%, 06/01/2035	245,708	253,662
5.375%, 02/01/2016	44,759	44,952
5.41%, 03/01/2018 - 06/01/2033	2,146,189	2,207,514
5.42%, 06/01/2018	118,489	119,373
5.44%, 06/01/2030	557,123	555,184
5.50%, 12/01/2018	94,994	98,533
5.52%, 08/01/2017 - 10/01/2033	319,807	325,462
5.54%, 10/01/2017 - 07/01/2019	24,783	25,078
5.57%, 06/01/2028	164,996	168,112
5.59%, 07/01/2030	172,361	178,614
5.61%, 03/01/2032	6,348,938	6,407,559
5.625%, 02/01/2016	58,795	58,671
5.83%, 05/01/2025	95,959	98,920
5.87%, 11/01/2023	252,033	254,350
5.95%, 01/01/2030	290,015	298,941
5.96%, 05/01/2019	18,454	19,186
6.25%, 01/01/2018 - 10/01/2024	175,307	176,993
6.28%, 12/01/2022	93,255	94,569
6.30%, 01/01/2027	398,050	415,859
6.44%, 10/01/2024	614,033	634,983
6.625%, 06/01/2031 ##	1,249,890	1,287,587
6.65%, 09/01/2032	6,929,758	7,221,847
6.77%, 06/01/2023	515,909	530,788
6.87%, 10/01/2033	555,846	582,421
6.91%, 09/01/2032	1,371,679	1,425,751
6.96%, 10/01/2030	923,973	961,218

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FHLMC:
6.99%, 07/01/2032	$ 2,816,429	$ 2,863,073
7.00%, 03/01/2024	377,641	391,364
7.04%, 08/01/2030	968,802	1,015,498
7.23%, 08/01/2032	2,573,775	2,663,188
7.28%, 03/01/2031	111,237	111,058
7.53%, 03/25/2036	18,286,014	19,272,361
8.50%, 03/01/2030	167,075	178,872
FNMA:
4.51%, 10/01/2029 - 05/01/2033	3,332,535	3,276,053
4.55%, 08/01/2020	2,192,437	2,181,124
4.65%, 06/01/2033	1,986,035	2,011,734
4.70%, 12/01/2009	4,809,535	4,870,231
4.75%, 12/01/2016 - 01/01/2035	652,181	641,056
4.80%, 08/01/2034	8,394,770	8,502,810
4.85%, 04/01/2035	4,085,987	4,093,873
4.88%, 07/01/2020	1,126,247	1,123,939
4.98%, 03/01/2033	171,800	171,535
4.99%, 12/01/2031 - 10/01/2033	1,261,223	1,282,974
5.00%, 01/01/2017 - 03/01/2034	2,575,483	2,655,758
5.15%, 03/01/2034	1,887,570	1,946,934
5.34%, 03/01/2033	757,980	761,603
5.46%, 05/01/2029	7,868,071	7,913,863
5.47%, 03/01/2032	745,061	742,528
5.50%, 04/01/2025	339,315	344,961
5.53%, 04/01/2017 - 02/01/2035	10,352,653	10,467,733
5.54%, 02/01/2035	1,950,118	2,010,064
5.59%, 04/01/2034 - 03/01/2035	8,793,116	9,156,814
5.67%, 08/01/2027	605,096	615,459
5.81%, 03/01/2018	1,084,505	1,091,012
5.84%, 04/01/2034	4,346,769	4,497,254
5.86%, 07/01/2044	2,470,467	2,485,068
5.91%, 09/01/2041	1,942,306	1,956,877
5.94%, 10/01/2032	308,411	318,098
5.95%, 04/01/2031	1,332,198	1,355,205
6.02%, 01/01/2034	1,138,785	1,155,946
6.06%, 06/01/2040 - 12/01/2040	6,913,020	7,142,050
6.11%, 12/01/2013	735,600	737,874
6.15%, 07/01/2032	1,293,439	1,334,609
6.17%, 12/01/2036	96,393	98,913
6.21%, 12/01/2034	2,645,152	2,743,340
6.24%, 06/01/2031	295,690	300,614
6.32%, 01/01/2033	1,824,530	1,881,638
6.375%, 12/01/2023	88,159	91,664
6.39%, 11/01/2035	3,064,356	3,126,899
6.43%, 05/01/2034	2,838,399	2,888,185

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
6.49%, 11/01/2024	$ 695,287	$ 714,658
6.54%, 12/01/2031	398,335	410,456
6.55%, 09/01/2024	13,041	13,259
6.56%, 02/01/2035	4,011,098	4,189,953
6.61%, 04/01/2024	188,598	195,985
6.625%, 05/01/2021	8,926	8,896
6.63%, 10/01/2034 - 12/01/2035	9,561,828	9,890,066
6.65%, 06/01/2024 - 02/01/2038	967,295	1,004,691
6.67%, 10/01/2035	6,662,814	6,920,265
6.68%, 04/01/2028 - 08/01/2036	10,492,674	10,875,474
6.70%, 02/01/2038	227,893	237,187
6.75%, 08/01/2021	12,109	12,055
6.83%, 12/01/2022	43,797	45,109
6.84%, 02/01/2035	897,033	941,723
6.92%, 04/01/2034	2,453,734	2,562,116
6.95%, 09/01/2024	335,903	347,354
7.14%, 06/01/2037	685,946	709,789
7.44%, 10/01/2032	6,399,510	6,675,457
7.46%, 07/01/2033	608,645	642,242
7.47%, 09/01/2032	447,168	464,603
7.90%, 04/01/2033	637,009	646,790
GNMA:
5.00%, 11/20/2030 - 10/20/2031	2,284,853	2,324,926
5.125%, 10/20/2029 - 11/20/2030	3,578,608	3,648,469
5.25%, 02/20/2029	1,231,004	1,258,665
5.375%, 01/20/2027 - 03/20/2028	638,273	655,844
5.50%, 09/20/2030 - 02/20/2031	1,507,024	1,550,689

		225,964,755

Total Agency Mortgage-Backed Pass Through Securities
(cost $270,008,460)		271,115,720

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH
SECURITIES 1.2%
FNMA:
Ser. 2001-T10, Class A2, 7.50%, 12/25/2041	521,949	549,529
Ser. 2002-T6, Class A4, FRN, 5.57%, 03/25/2041	2,009,235	2,038,892
Ser. 2003-W2, Class 2A8, 5.67%, 07/25/2042	627,523	657,688
Ser. 2003-W6, Class F, FRN, 5.68%, 09/25/2042	5,550,216	5,755,296

Total Agency Reperforming Mortgage-Backed Pass Through Securities
(cost $8,826,569)		9,001,405

CORPORATE BONDS 69.8%
CONSUMER DISCRETIONARY 22.9%
Auto Components 2.9%
Accuride Corp., 8.50%, 02/01/2015	3,000,000	2,925,000
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015 (p)	3,000,000	3,048,750

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Auto Components continued
Tenneco Automotive, Inc., 8.625%, 11/15/2014 (p)	$ 6,125,000	$ 6,201,562
TRW Automotive, Inc.:
9.375%, 02/15/2013	1,500,000	1,614,375
11.00%, 02/15/2013	4,500,000	4,961,250
Visteon Corp., 8.25%, 08/01/2010 (p)	4,000,000	3,840,000

		22,590,937

Automobiles 1.2%
Ford Motor Co., 7.45%, 07/16/2031 (p)	2,500,000	1,971,875
General Motors Corp., 8.375%, 07/15/2033 (p)	4,250,000	3,803,750
Hertz Corp., 10.50%, 01/01/2016 144A (p)	3,000,000	3,307,500

		9,083,125

Diversified Consumer Services 0.6%
Carriage Services, Inc., 7.875%, 01/15/2015	1,540,000	1,520,750
Education Management Corp.:
8.75%, 06/01/2014 144A	1,525,000	1,570,750
10.25%, 06/01/2016 144A	1,775,000	1,850,438

		4,941,938

Hotels, Restaurants & Leisure 2.9%
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 (p)	4,000,000	4,300,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	7,000,000	7,236,250
MGM MIRAGE, Inc., 9.75%, 06/01/2007	5,500,000	5,637,500
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	5,250,000	5,683,125

		22,856,875

Household Durables 1.6%
Hovnanian Enterprises, Inc., 7.75%, 05/15/2013	1,750,000	1,664,688
Jarden Corp., 9.75%, 05/01/2012	3,000,000	3,187,500
Libbey, Inc., FRN, 12.44%, 06/01/2011 144A	3,000,000	3,195,000
Standard Pacific Corp., 9.25%, 04/15/2012 (p)	3,000,000	3,045,000
Technical Olympic USA, Inc., 10.375%, 07/01/2012 (p)	1,410,000	1,272,525

		12,364,713

Media 7.7%
AMC Entertainment, Inc., Ser. B, 8.625%, 08/15/2012	4,570,000	4,735,662
American Media Operations, Inc., Ser. B, 10.25%, 05/01/2009	3,000,000	2,857,500
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	3,329,000	3,249,936
Cinemark USA, Inc., 9.00%, 02/01/2013	3,410,000	3,567,713
Dex Media East, LLC:
9.875%, 11/15/2009	5,500,000	5,809,375
12.125%, 11/15/2012	3,000,000	3,352,500
Houghton Mifflin Co.:
8.25%, 02/01/2011	3,125,000	3,234,375
Sr. Disc. Note, Step Bond, 0.00%, 10/15/2013 †	3,000,000	2,722,500
Mediacom Broadband, LLC, 8.50%, 10/15/2015 144A	2,500,000	2,509,375

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Mediacom Communications Corp., 9.50%, 01/15/2013 (p)	$ 9,000,000	$ 9,281,250
Paxson Communications Corp., FRN, 11.76%, 01/15/2013 144A	4,000,000	4,025,000
R.H. Donnelley Corp., 10.875%, 12/15/2012	5,000,000	5,493,750
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	3,000,000	3,105,000
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013 (p)	3,258,000	3,192,840
Visant Corp., 7.625%, 10/01/2012	3,035,000	3,080,525

		60,217,301

Multi-line Retail 0.9%
Neiman Marcus Group, Inc.:
9.00%, 10/15/2015	3,000,000	3,232,500
10.375%, 10/15/2015 (p)	3,000,000	3,296,250

		6,528,750

Specialty Retail 2.4%
American Achievement Corp., 8.25%, 04/01/2012	1,845,000	1,891,125
Baker & Taylor, Inc., 11.50%, 07/01/2013 144A	3,500,000	3,517,500
Linens ‘n Things, Inc., 11.13%, 01/15/2014 (p)	3,150,000	3,102,750
Michaels Stores, Inc.:
10.00%, 11/01/2014 144A	2,200,000	2,213,750
11.375%, 11/01/2016 144A (p)	1,650,000	1,660,313
United Auto Group, Inc., 9.625%, 03/15/2012	5,750,000	6,087,812

		18,473,250

Textiles, Apparel & Luxury Goods 2.7%
Levi Strauss & Co.:
9.75%, 01/15/2015	5,975,000	6,363,375
12.25%, 12/15/2012	2,750,000	3,080,000
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	6,000,000	6,390,000
Unifi, Inc., 11.50%, 05/15/2014 144A	2,500,000	2,362,500
Warnaco Group, Inc., 8.875%, 06/15/2013	3,000,000	3,150,000

		21,345,875

CONSUMER STAPLES 1.4%
Food Products 0.7%
Del Monte Foods Co., 8.625%, 12/15/2012	5,608,000	5,923,450

Personal Products 0.7%
Playtex Products, Inc., 8.00%, 03/01/2011	5,125,000	5,368,438

ENERGY 6.5%
Energy Equipment & Services 1.4%
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,675,000	1,691,750
Hanover Compressor Co., 8.75%, 09/01/2011	3,000,000	3,135,000
Parker Drilling Co., 9.625%, 10/01/2013 (p)	5,141,000	5,616,543

		10,443,293

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels 5.1%
ANR Pipeline Co., 8.875%, 03/15/2010	$ 1,135,000	$ 1,197,985
Chesapeake Energy Corp., 7.75%, 01/15/2015	5,425,000	5,614,875
El Paso Corp.:
7.75%, 06/01/2013	4,500,000	4,635,000
7.875%, 06/15/2012 (p)	3,000,000	3,142,500
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	6,000,000	6,330,000
Plains Exploration & Production Co., 8.75%, 07/01/2012 (p)	5,501,000	5,872,317
Premcor Refining Group, Inc., 9.50%, 02/01/2013	2,650,000	2,879,585
Targa Resources, Inc., 8.50%, 11/01/2013 144A	2,900,000	2,907,250
Williams Cos.:
7.50%, 01/15/2031	2,850,000	2,907,000
8.125%, 03/15/2012 (p)	4,150,000	4,471,625

		39,958,137

FINANCIALS 6.1%
Capital Markets 0.7%
Goldman Sachs Group, Inc., 6.875%, 01/15/2011	4,830,000	5,127,581

Consumer Finance 3.0%
CCH II Capital Corp., 10.25%, 09/15/2010	4,600,000	4,772,500
Ford Motor Credit Corp., 9.75%, 09/15/2010 144A	7,000,000	7,224,224
General Electric Capital Corp., 6.125%, 02/22/2011	2,485,000	2,582,082
Northern Telecom Capital Corp., 7.875%, 06/15/2026	3,000,000	2,640,000
Terra Capital, Inc., 11.50%, 06/01/2010	3,600,000	3,924,000
Triad Financial Corp., Ser. B, 11.125%, 05/01/2013	2,900,000	2,711,500

		23,854,306

Insurance 0.7%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013 (p)	5,000,000	5,212,500

Real Estate Investment Trusts 1.7%
Crescent Real Estate Equities Co., 9.25%, 04/15/2009	4,500,000	4,640,625
Saxon Capital, Inc., 12.00%, 05/01/2014 144A	2,000,000	2,783,524
Thornburg Mortgage, Inc., 8.00%, 05/15/2013	6,000,000	5,940,000

		13,364,149

HEALTH CARE 3.0%
Health Care Equipment & Supplies 0.8%
Universal Hospital Services, Inc., 10.125%, 11/01/2011	5,920,000	6,290,000

Health Care Providers & Services 2.2%
HCA, Inc., 8.75%, 09/01/2010	8,250,000	8,353,125
HealthSouth Corp., 10.75%, 06/15/2016 144A	1,500,000	1,545,000
IASIS Healthcare Corp., 8.75%, 06/15/2014	4,575,000	4,443,469
Select Medical Corp., 7.625%, 02/01/2015	3,500,000	2,948,750

		17,290,344

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 3.0%
Commercial Services & Supplies 1.0%
Allied Waste North America, Inc., 9.25%, 09/01/2012	$ 7,000,000	$ 7,481,250

Machinery 2.0%
Case New Holland, Inc., 9.25%, 08/01/2011	9,750,000	10,395,937
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	1,775,000	1,730,625
RBS Global, Inc., 9.50%, 08/01/2014 144A	3,750,000	3,900,000

		16,026,562

INFORMATION TECHNOLOGY 3.8%
Electronic Equipment & Instruments 1.2%
Compucom Systems, Inc., 12.00%, 11/01/2014 144A	3,250,000	3,286,562
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	3,650,000	3,869,000
NXP Funding, LLC, 9.50%, 10/15/2015 144A (p)	2,500,000	2,534,375

		9,689,937

IT Services 1.5%
SunGard Data Systems, Inc.:
9.125%, 08/15/2013	9,450,000	9,851,625
10.25%, 08/15/2015 (p)	1,750,000	1,841,875

		11,693,500

Semiconductors & Semiconductor Equipment 0.3%
Spansion, LLC, 11.25%, 01/15/2016 144A	2,000,000	2,090,000

Software 0.8%
UGS Corp., 10.00%, 06/01/2012	5,740,000	6,227,900

MATERIALS 11.9%
Chemicals 4.3%
Equistar Chemicals, LP, 10.625%, 05/01/2011	5,700,000	6,127,500
Hexion Speciality Chemicals, Inc., 9.75%, 11/15/2014 144A #	3,150,000	3,157,875
Huntsman Advanced Materials, LLC, 11.625%, 10/15/2010	3,000,000	3,322,500
Huntsman International, LLC, 11.50%, 07/15/2012	6,300,000	7,166,250
Lyondell Chemical Co.:
9.50%, 12/15/2008 (p)	1,880,000	1,938,750
10.50%, 06/01/2013	3,960,000	4,375,800
11.125%, 07/15/2012 (p)	1,165,000	1,266,938
Tronox Worldwide, LLC, 9.50%, 12/01/2012	6,125,000	6,354,687

		33,710,300

Containers & Packaging 2.7%
Crown Americas, Inc., 7.75%, 11/15/2015	3,300,000	3,403,125
Graham Packaging Co., 9.875%, 10/15/2014 (p)	3,075,000	3,098,062
Graphic Packaging International, Inc.:
8.50%, 08/15/2011 (p)	2,000,000	2,065,000
9.50%, 08/15/2013 (p)	4,000,000	4,130,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging continued
Owens-Brockway Glass Containers, Inc.:
8.25%, 05/15/2013	$ 4,300,000	$ 4,450,500
8.75%, 11/15/2012	4,050,000	4,293,000

		21,439,687

Metals & Mining 2.1%
Freeport-McMoRan Copper & Gold, Inc., 10.125%, 02/01/2010	1,450,000	1,542,438
Indalex Holding Corp., 11.50%, 02/01/2014 144A	4,000,000	4,220,000
United States Steel Corp., 10.75%, 08/01/2008	9,450,000	10,229,625

		15,992,063

Paper & Forest Products 2.8%
Bowater, Inc., 9.375%, 12/15/2021 (p)	3,000,000	2,940,000
Buckeye Technologies, Inc., 8.50%, 10/01/2013 (p)	5,000,000	5,112,500
Georgia Pacific Corp.:
8.00%, 01/15/2024	1,670,000	1,686,700
8.125%, 05/15/2011	6,000,000	6,240,000
Verso Paper Holdings, LLC:
9.125%, 08/01/2014 144A	1,750,000	1,785,000
11.375%, 08/01/2016 144A	4,250,000	4,335,000

		22,099,200

TELECOMMUNICATION SERVICES 6.7%
Diversified Telecommunication Services 3.1%
Citizens Communications Co., 9.25%, 05/15/2011	3,000,000	3,341,250
Consolidated Communications, Inc., 9.75%, 04/01/2012	3,900,000	4,153,500
Insight Midwest, LP:
9.75%, 10/01/2009 (p)	3,750,000	3,825,000
10.50%, 11/01/2010	3,500,000	3,631,250
Qwest Communications International, Inc.:
7.875%, 09/01/2011	3,000,000	3,191,250
8.875%, 03/15/2012	5,250,000	5,801,250

		23,943,500

Wireless Telecommunication Services 3.6%
Alamosa Holdings, Inc., 11.00%, 07/31/2010	1,600,000	1,746,312
American Cellular Corp., 10.00%, 08/01/2011	2,500,000	2,637,500
Centennial Communications Corp.:
10.00%, 01/01/2013	1,500,000	1,563,750
10.125%, 06/15/2013	4,000,000	4,310,000
Cricket Communications, Inc., 9.375%, 11/01/2014 144A (p)	1,300,000	1,332,500
Dobson Communications Corp., 8.375%, 11/01/2011 (p)	1,500,000	1,565,625
Horizon PCS, Inc., 11.375%, 07/15/2012	2,200,000	2,480,500
Rural Cellular Corp.:
8.25%, 03/15/2012	5,750,000	5,944,062
9.75%, 01/15/2010 (p)	3,125,000	3,179,688

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services continued
UbiquiTel, Inc., 9.875%, 03/01/2011	$ 1,500,000	$ 1,631,250
US Unwired, Inc., Ser. B, 10.00%, 06/15/2012	1,500,000	1,657,500

		28,048,687

UTILITIES 4.5%
Electric Utilities 1.5%
Mirant North America, LLC, 7.375%, 12/31/2013	2,425,000	2,464,406
Reliant Energy, Inc.:
9.25%, 07/15/2010	3,000,000	3,120,000
9.50%, 07/15/2013 (p)	5,500,000	5,788,750

		11,373,156

Gas Utilities 0.5%
SEMCO Energy, Inc., 7.75%, 05/15/2013	4,000,000	4,028,316

Independent Power Producers & Energy Traders 2.5%
AES Corp., 9.00%, 05/15/2015 144A	6,800,000	7,352,500
Dynegy, Inc., 8.375%, 05/01/2016 (p)	9,000,000	9,292,500
Mirant Americas Generation, LLC, 8.50%, 10/01/2021	3,000,000	2,970,000

		19,615,000

Total Corporate Bonds (cost $538,172,168)		544,694,020

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 12.2%
CONSUMER DISCRETIONARY 0.6%
Auto Components 0.1%
TRW Automotive Inc., 10.125%, 02/15/2013 EUR	704,000	992,743

Multi-line Retail 0.5%
Marks & Spencer Group plc, 6.375%, 11/07/2011 GBP	1,000,000	1,969,903
Woolworths Group plc, 8.75%, 11/15/2006 GBP	750,000	1,446,888

		3,416,791

CONSUMER STAPLES 1.4%
Beverages 0.2%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	750,000	1,530,569

Food & Staples Retailing 0.4%
Koninklijke Ahold NV, 5.875%, 03/14/2012 EUR	1,000,000	1,333,194
Tesco plc, 3.875%, 03/24/2011 EUR	1,620,000	2,054,648

		3,387,842

Tobacco 0.8%
British American Tobacco plc, 5.75%, 12/09/2013 GBP	2,000,000	3,857,441
Imperial Tobacco plc, 6.50%, 11/13/2008 GBP	1,125,000	2,184,600

		6,042,041

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Transco plc, 7.00%, 12/15/2008 AUD	1,000,000	$ 779,241

FINANCIALS 8.2%
Capital Markets 0.9%
Morgan Stanley, 5.33%, 11/14/2013 GBP	3,510,000	6,737,293

Commercial Banks 2.0%
Eurofima:
5.50%, 09/15/2009 AUD	2,400,000	1,820,870
6.50%, 08/22/2011 AUD	5,000,000	3,908,595
European Investment Bank:
4.00%, 04/15/2009 SEK	5,000,000	698,138
5.75%, 09/15/2009 AUD	5,470,000	4,182,653
Kreditanstalt für Wiederaufbau, 4.95%, 10/14/2014 CAD	1,000,000	930,018
Landwirtschaftliche Rentenbank, 6.00%, 09/15/2009 AUD	5,100,000	3,913,255
Rabobank Australia, Ltd., 6.25%, 11/22/2011 NZD	725,000	469,722

		15,923,251

Consumer Finance 1.5%
ABB International Finance, Ltd., 6.50%, 11/30/2011 EUR	2,360,000	3,310,777
General Electric Capital Corp., 5.25%, 12/10/2013 GBP	780,000	1,490,259
HSBC Finance Corp., 7.00%, 03/27/2012 GBP	370,000	757,974
KfW International Finance, Inc., 6.25%, 12/17/2007 NZD	9,160,000	6,063,421

		11,622,431

Diversified Financial Services 0.2%
Lighthouse Group plc, 8.00%, 04/30/2014 EUR	1,000,000	1,386,409

Insurance 0.1%
Travelers Insurance Co., 6.00%, 04/07/2009 AUD	1,000,000	764,186

Thrifts & Mortgage Finance 3.5%
Nykredit, 5.00%, 10/01/2035 DKK	77,898,756	13,323,664
Realkredit, 4.00%, 10/01/2035 DKK	55,310,000	8,830,396
Totalkredit, FRN, 3.71%, 01/01/2015 DKK	31,878,795	5,517,442

		27,671,502

INDUSTRIALS 0.3%
Machinery 0.3%
Harsco Corp., 7.25%, 10/27/2010 GBP	1,000,000	2,026,072
Savcio Holdings, 8.00%, 02/15/2013 EUR	250,000	331,001

		2,357,073

INFORMATION TECHNOLOGY 0.3%
Office Electronics 0.3%
Xerox Corp., 9.75%, 01/15/2009 EUR	1,800,000	2,544,005

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.7%
Deutsche Telekom AG, 6.25%, 12/09/2010 GBP	2,700,000	$ 5,266,986

UTILITIES 0.6%
Water Utilities 0.6%
GIE SUEZ Alliance, 4.25%, 06/24/2010 EUR	3,900,000	5,019,787

Total Foreign Bonds - Corporate (Principal Amount Denominated in
Currency Indicated) (cost $94,387,136)		95,442,150

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 20.7%
Australia, 6.00%, 02/15/2017 AUD	18,650,000	14,821,189
Canada:
4.25%, 12/01/2026 CAD	11,125,089	14,153,531
4.40%, 03/08/2016 CAD	5,290,000	4,751,626
4.60%, 09/15/2011 CAD	4,915,000	4,481,929
5.00%, 06/01/2014 CAD	14,900,000	14,134,169
5.75%, 03/03/2008 CAD	5,000,000	3,280,380
Hong Kong, 4.23%, 03/21/2011 HKD	72,250,000	9,456,313
Korea:
4.75%, 06/10/2009 KRW	5,570,000,000	5,919,397
5.25%, 09/10/2015 KRW	2,850,000,000	3,102,496
Mexico, 10.00%, 12/05/2024 MXN	83,950,000	9,167,317
New Zealand, 6.00%, 07/15/2008 NZD	6,780,000	4,508,794
Norway, 4.25%, 05/19/2017 NOK	90,900,000	13,957,880
Poland, 4.25%, 05/24/2011 PLN	24,530,000	7,834,320
Singapore, 3.625%, 07/01/2014 SGD	14,100,000	9,330,978
Sweden:
3.00%, 07/12/2016 SEK	95,830,000	12,561,683
5.50%, 10/08/2012 SEK	102,910,000	15,628,686
United Kingdom, 1.25%, 11/22/2017 GBP	7,842,748	14,775,596

Total Foreign Bonds - Government (Principal Amount Denominated in
Currency Indicated) (cost $164,269,583)		161,866,284

U.S. TREASURY OBLIGATIONS 1.1%
U.S. Treasury Notes, 2.00%, 01/15/2016 ## (cost $8,758,213)	$ 9,035,312	8,780,489

YANKEE OBLIGATIONS - CORPORATE 4.6%
CONSUMER DISCRETIONARY 1.0%
Media 1.0%
IMAX Corp., 9.625%, 12/01/2010 (p)	6,000,000	5,610,000
National Cable plc, 9.125%, 08/15/2016	1,860,000	1,964,625

		7,574,625

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
FINANCIALS 0.4%
Diversified Financial Services 0.4%
Ship Finance International, Ltd., 8.50%, 12/15/2013	$ 3,455,000	$ 3,385,900

INFORMATION TECHNOLOGY 0.2%
Electronic Equipment & Instruments 0.2%
Celestica, Inc., 7.875%, 07/01/2011 (p)	1,445,000	1,466,675

MATERIALS 1.2%
Chemicals 0.4%
Ineos Group Holdings plc, 8.50%, 02/15/2016 144A	3,250,000	3,144,375

Metals & Mining 0.8%
Novelis, Inc., FRN, 8.25%, 02/15/2015 144A	6,300,000	6,048,000

TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 0.3%
Northern Telecom, Ltd., 6.875%, 09/01/2023	3,000,000	2,490,000

Wireless Telecommunication Services 1.5%
Intelsat, Ltd.:
9.25%, 06/15/2016 144A	5,750,000	6,166,875
11.25%, 06/15/2016 144A	2,000,000	2,187,500
Rogers Wireless, Inc., 9.625%, 05/01/2011	3,000,000	3,412,500

		11,766,875

Total Yankee Obligations - Corporate (cost $36,688,435)		35,876,450

DEBT OBLIGATIONS 0.7%
ENERGY 0.7%
Blue Grass Energy Corp. Loan, FRN, 10.32%, 12/30/2013
(cost $5,200,000)	5,200,000	5,253,248

	Shares	Value

SHORT-TERM INVESTMENTS 13.1%
MUTUAL FUND SHARES 13.1%
Evergreen Institutional Money Market Fund ø ##	6,095,844	6,095,844
Navigator Prime Portfolio (pp)	96,385,983	96,385,983

Total Short-Term Investments (cost $102,481,827)		102,481,827

Total Investments (cost $1,268,605,663) 163.4%		1,274,765,947
Other Assets and Liabilities and Preferred Shares (63.4%)		(494,445,242)

Net Assets Applicable to Common Shareholders 100.0%		$ 780,320,705

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.
#	When-issued or delayed delivery security
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
(p)	All or a portion of this security is on loan.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
KRW	Republic of Korea Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	To Be Announced

The following table shows the percent of total long-term investments by geographic location as of October 31, 2006:
United States	75.9%
Canada	5.5%
United Kingdom	2.8%
Sweden	2.4%
Denmark	2.4%
Australia	1.5%
Germany	1.2%
Norway	1.2%
Bermuda	1.0%
Hong Kong	0.8%
Singapore	0.8%
Mexico	0.8%
South Korea	0.8%
Luxembourg	0.7%
Poland	0.7%
Netherlands	0.4%
France	0.4%
New Zealand	0.4%
Switzerland	0.3%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2006

The following table shows the percent of total investments (excluding collateral from securities on loan) by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2006 (unaudited):
AAA	42.9%
AA	2.0%
A	4.1%
BBB	1.7%
BB	10.6%
B	33.7%
CCC	5.0%

100.0%

The following table shows the percent of total investments (excluding collateral from securities on loan) based on effective maturity as of October 31, 2006 (unaudited):
Less than 1 year	2.5%
1 to 3 year(s)	13.2%
3 to 5 years	30.1%
5 to 10 years	43.4%
10 to 20 years	5.7%
20 to 30 years	5.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

Assets
Investments in securities, at value (cost $1,262,509,819) including $94,603,079 of
securities loaned	$ 1,268,670,103
Investments in affiliated money market fund, at value (cost $6,095,844)	6,095,844

Total investments	1,274,765,947
Cash	4,736,837
Foreign currency, at value (cost $1,394,001)	1,417,830
Receivable for securities sold	102,794,720
Principal paydown receivable	1,610,647
Interest receivable	20,681,426
Unrealized gains on open forward foreign currency exchange contracts	2,840
Receivable for closed forward foreign currency exchange contracts	144,195
Receivable for securities lending income	5,668
Unrealized gains on interest rate swap transactions	3,716,190

Total assets	1,409,876,300

Liabilities
Dividends payable applicable to common shareholders	4,907,969
Payable for securities purchased	113,507,730
Unrealized losses on open forward foreign currency exchange contracts	1,669,966
Payable for reverse repurchase agreements	11,875,341
Payable for securities on loan	96,385,983
Payable for closed forward foreign currency exchange contracts	534,630
Advisory fee payable	17,760
Due to other related parties	1,615
Accrued expenses and other liabilities	252,732

Total liabilities	229,153,726

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 16,000 shares, including dividends
payable of $401,869	400,401,869

Net assets applicable to common shareholders	$ 780,320,705

Net assets applicable to common shareholders represented by
Paid-in capital	$ 792,908,095
Overdistributed net investment income	(3,561,073)
Accumulated net realized losses on investments	(17,328,549)
Net unrealized gains on investments	8,302,232

Net assets applicable to common shareholders	$ 780,320,705

Net asset value per share applicable to common shareholders
Based on $780,320,705 divided by 42,055,000 common shares issued and outstanding
(100,000,000 common shares authorized)	$ 18.55

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2006

Investment income
Interest (net of foreign withholding taxes of $34,478)	$ 75,219,951
Income from affiliate	739,043
Securities lending	288,889

Total investment income	76,247,883

Expenses
Advisory fee	6,505,452
Administrative services fee	591,405
Transfer agent fees	43,154
Trustees’ fees and expenses	68,411
Printing and postage expenses	148,163
Custodian and accounting fees	435,886
Professional fees	114,879
Interest expense	48,891
Auction agent fees	1,031,452
Other	50,031

Total expenses	9,037,724
Less: Expense reductions	(11,165)

Net expenses	9,026,559

Net investment income	67,221,324

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(6,668,529)
Foreign currency related transactions	(11,802,703)
Interest rate swap transactions	5,316,158

Net realized losses on investments	(13,155,074)
Net change in unrealized gains or losses on investments	10,910,462

Net realized and unrealized gains or losses on investments	(2,244,612)
Dividends to preferred shareholders from net investment income	(18,878,423)

Net increase in net assets applicable to common shareholders resulting from operations	$ 46,098,289

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations
Net investment income	$ 67,221,324	$ 62,690,379
Net realized gains or losses on investments	(13,155,074)	10,839,559
Net change in unrealized gains or losses on investments	10,910,462	(55,583,448)
Dividends to preferred shareholders from
Net investment income	(18,878,423)	(11,767,242)
Net realized gains	0	(119,516)

Net increase in net assets applicable to common shareholders resulting
from operations	46,098,289	6,059,732

Distributions to common shareholders from
Net investment income	(56,026,319)	(60,083,137)
Net realized gains	(625,253)	0
Tax basis return of capital	(4,370,234)	0

Total distributions to common shareholders	(61,021,806)	(60,083,137)

Capital share transactions
Net proceeds from the refund of preferred share offering expenses	0	141,091

Total decrease in net assets applicable to common shareholders	(14,923,517)	(53,882,314)
Net assets applicable to common shareholders
Beginning of period	795,244,222	849,126,536

End of period	$ 780,320,705	$ 795,244,222

Undistributed (overdistributed) net investment income	$ (3,561,073)	$ 5,509,663

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Managed Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The primary investment objective of the Fund is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

NOTES TO FINANCIAL STATEMENTS continued

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

NOTES TO FINANCIAL STATEMENTS continued

h. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

j. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

k. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, return of capital distributions, mortgage paydown gains and losses, consent fees on tendered bonds, interest rate swap receipts and premium amortization. During the year ended October 31, 2006, the following amounts were reclassified:

Paid-in capital	$ (4,370,234)
Overdistributed net investment income	2,981,549
Accumulated net realized losses on investments	1,388,685

l. Reclassifications

Certain amounts in previous years financial statements have been reclassified or recalculated to conform to the current year’s presentation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent

NOTES TO FINANCIAL STATEMENTS continued

excluded in calculating net assets. For the year ended October 31, 2006, the advisory fee was equivalent to 0.83% of the Fund’s average daily net assets applicable to common shareholders.

First International Advisors, Inc. d/b/a Evergreen International Advisors (“FIA”), an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the foreign debt portion of the Fund and is paid by EIMC for its services to the Fund.

Effective October 1, 2006, Tattersall Advisory Group, Inc. (“TAG”), an indirect, wholly-owned subsidiary of Wachovia, became the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended October 31, 2006, the administrative fee was equivalent to 0.08% of the Fund’s average daily net assets applicable to common shareholders.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of $100,000,000 common shares with no par value. For the year ended October 31, 2006 and the year ended October 31, 2005, the Fund did not issue any common shares.

The Fund has issued 16,000 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of five series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 4.88% during the year ended October 31, 2006. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees.

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows for the year ended October 31, 2006:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 188,899,511	$ 693,018,377	$ 64,830,453	$ 660,046,755

At October 31, 2006, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts	U.S. Value at	In Exchange		U.S. Value at	Unrealized
Date	to Receive	October 31, 2006	for		October 31, 2006	Gain (Loss)

11/30/2006	1,555,291,000 JPY	$13,361,314	96,298,078	SEK	$13,360,723	$ 591
11/30/2006	147,467,000 JPY	1,266,871	9,114,829	SEK	1,264,622	2,249
12/21/2006	2,743,588,000 JPY	23,637,445	138,303,113	DKK	23,738,653	(101,208)
12/27/2006	3,611,000,000 JPY	31,136,175	16,500,941	GBP	31,485,263	(349,088)
12/29/2006	445,700,000 JPY	3,844,140	2,038,324	GBP	3,889,352	(45,212)

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts	U.S. Value at	In Exchange	Unrealized
Date	to Deliver	October 31, 2006	for U.S. $	Loss

1/11/2007	38,800,000 AUD	$29,994,322	$28,819,864	$1,174,458

During the year ended October 31, 2006, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $912,145 with an average interest rate of 5.36% and paid interest of $48,891. The maximum amount outstanding under reverse repurchase agreements during the year ended October 31, 2006 was $18,571,711 (including accrued interest). At October 31, 2006, reverse repurchase agreements outstanding were as follows:

Repurchase		Interest	Maturity
Amount	Counterparty	Rate	Date

$ 11,875,341	Deutsche Bank	5.32%	11/1/2006

During the year ended October 31, 2006, the Fund loaned securities to certain brokers. At October 31, 2006, the value of securities on loan and the value of collateral (including accrued interest) amounted to $94,603,079 and $96,385,983, respectively.

NOTES TO FINANCIAL STATEMENTS continued

At October 31, 2006, the Fund had the following open interest rate swap agreements:

			Cash Flows	Cash Flows
	Notional		Paid by	Received by	Unrealized
Expiration	Amount	Counterparty	the Fund	the Fund	Gain

11/27/2006	$168,000,000	JPMorgan Chase & Co.	Fixed-2.79%	Floating-5.32%[1]	$389,221
11/26/2008	112,000,000	JPMorgan Chase & Co.	Fixed-3.582%	Floating-5.32%[1]	3,326,969

1 This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period from October 26, 2006 through November 26, 2006.

On October 31, 2006, the aggregate cost of securities for federal income tax purposes was $1,274,581,768. The gross unrealized appreciation and depreciation on securities based on tax cost was $293,768,793 and $293,584,614, respectively, with a net unrealized appreciation of $184,179.

As of October 31, 2006, the Fund had $10,962,010 in capital loss carryovers for federal income tax purposes expiring in 2014.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryovers

$ 5,517,426	$ 3,892,046	$ 10,962,010

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and unrealized foreign currency losses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2006	2005

Ordinary Income	$ 74,904,742	$ 71,850,379
Long-term Capital Gain	625,253	119,516
Return of Capital	4,370,234	0

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses

NOTES TO FINANCIAL STATEMENTS continued

incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Services Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

NOTES TO FINANCIAL STATEMENTS continued

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

From time to time, EIMC is involved in various legal actions in the normal course of business. In EIMC’s opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109

(“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund

NOTES TO FINANCIAL STATEMENTS continued

does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

12. SUBSEQUENT DISTRIBUTIONS

On October 20, 2006, the Fund declared distributions from net investment income of $0.1167 per common share payable on December 1, 2006 to shareholders of record on November 15, 2006.

On November 17, 2006, the Fund declared distributions from net investment income of $0.1167 per common share payable on January 2, 2007 to shareholders of record on December 13, 2006.

On December 7, 2006, the Fund declared distributions from net investment income of $0.1083 per common share payable on February 1, 2007 to shareholders of record on January 17, 2007.

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Managed Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Managed Income Fund, as of October 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Managed Income Fund, as of October 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2006

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $625,253 for the fiscal year ended October 31, 2006.

The Fund paid distributions of $61,021,806 to its common shareholders for the year ended October 31, 2006 of which 91.81% was ordinary income, 1.03% was long-term capital gain and 7.16% was a non-taxable return of capital. In January 2007, shareholders of the Fund will receive a Form 1099-DIV that will inform them of the tax character of all distributions paid to them by the Fund in the calendar year 2006.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, of FIA, or of EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Managed Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

Effective October 1, 2006, certain advisory personnel of EIMC were consolidated at TAG. In connection with the consolidation, the Board of Trustees approved a sub-advisory agreement with TAG. In approving that contract, the Trustees considered the factors described below, that the services previously provided by EIMC to the Fund would be provided by EIMC and TAG going forward, and that there would be no change in the personnel managing the Fund or in the advisory fees paid by the Fund.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small

ADDITIONAL INFORMATION (unaudited) continued

committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC and FIA, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC and FIA with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and FIA. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

ADDITIONAL INFORMATION (unaudited) continued

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC, FIA and EIMC’s affiliates provide a comprehensive investment management service to the fund. They noted that EIMC and FIA formulate and implement an investment program for the fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and FIA were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but

ADDITIONAL INFORMATION (unaudited) continued

considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC and FIA, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees considered that, in light of the fact that the Fund is not making a continuous offering of its shares, the likelihood of substantial increases in economies of scale was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to EIMC in the future for reasonableness in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Vice President and Treasurer, State Street Research & Management Company (investment
Other directorships: None	advice)

Shirley L. Fulton*	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications); Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[5]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

4 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

5 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

* Shirley L. Fulton served as Trustee through November 20, 2006.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $258 billion in assets as of September 30, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

Transfer Agent, Registrar, Shareholder Servicing Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800.730.6001

Common Stock listed on American Stock Exchange, Symbol ERC.

566884 rv4 12/2006

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

566884 rv4  12/2006

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III, K. Dun Gifford and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended October 31, 2006 and October 31, 2005, and fees billed for other services rendered by KPMG LLP.

	2006	2005
Audit fees	$69,925	$38,750
Audit -related fees	0	0

Audit and audit-related fees	69,925	38,750
Tax fees (1)	0	1,667
Non-audit fees (2)	0	0

Total fees	$69,925	$40,417

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Portfolio Managers

As of October 31, 2006, the Fund is managed by Gary Pzegeo, Lisa Brown-Premo, Peter Wilson and Anthony Norris.

Gary Pzegeo, CFA is a Managing Director, Portfolio Manager, and Head of the High Yield Team of Tattersall Advisory Group. He has been Tattersall Advisory Group or an affiliate firm since 2005. Previously, he served as a Vice President and Portfolio Manager with Gannett, Welsh, & Kotler (2001 – 2005). Gary also served as a Managing Director and Portfolio Manager with Evergreen Investments (1990 – 2001).

Lisa Brown-Premo is a Managing Director, Senior Portfolio Manager and Head of Tattersall Advisory Group’s the Mortgage-Backed Securities/Structured Products. She has been with Tattersall Advisory Group or an affiliate firm since 1986.

Peter Wilson is Managing Director, Chief Operating Officer and Senior Portfolio Manager with Evergreen International Advisors in London. He has been with Evergreen or one of its predecessor firms since 1989.

Anthony Norris is Managing Director, Chief Investment Officer, Senior Portfolio Manager with Evergreen International Advisors. He has been with Evergreen or one of its predecessor firms since 1990.

     Other Funds and Accounts Managed. The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended October 31, 2006.

Portfolio Manager		(Assets in
		thousands)
Gary Pzegeo	Assets of registered investment companies managed
	Evergreen High Yield Bond Fund	$729,340.3
	Evergreen Income Advantage Fund	1,418,607.7
	Evergreen Select High Yield Bond Fund	270,940.6
	Evergreen VA High Income Fund	40,971.7
	Evergreen Managed Income Fund[1]	1,168,343.1
	Evergreen Strategic Income Fund[1]	320,922.7
	Evergreen VA Strategic Income Fund[1]	89,858.9
	Evergreen Utilities and High Income Fund[1]	288,183.0
	Evergreen Balanced Fund [1]	1,383,838.1
	Evergreen Diversified Bond Fund [1]	305,911.6

	TOTAL	$6,016,917.7
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$159,242.8
	Number of those subject to performance fee	0
	Number of separate accounts managed	7
	Assets of separate accounts managed	$294,456.2
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1Mr. Pzegeo is not fully responsible for the management of the entire portfolios of the Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen Balanced Fund, Evergreen Diversified Bond Fund, Evergreen Managed Income Fund and Evergreen Utilities and High Income Fund. As of October 31, 2006, he was responsible only for approximately $862.7 million of the $3,557.1 million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund	$3,191,852.1
	Evergreen Ultra Short Opportunities Fund	629,238.4
	Evergreen US Government Fund	548,925.4
	Evergreen Managed Income Fund[1]	1,168,343.1
	Evergreen Strategic Income Fund[1]	320,922.7
	Evergreen VA Strategic Income Fund[1]	89,858.9

	TOTAL	$5,949,140.6
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	3
	Assets of other pooled investment vehicles managed	$8,368,324.9
	Number of those subject to performance fee	0
	Number of separate accounts managed	1
	Assets of separate accounts managed	$52,447.1
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1Ms. Brown Premo is not fully responsible for the management of the entire portfolios of the Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund. As of October 31, 2006, she was responsible only for approximately $415.7 million of the $1,579.1 million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Peter Wilson	Assets of registered investment companies managed
	Evergreen International Bond Fund	$1,086,371.5
	Evergreen Managed Income Fund[1]	1,168,343.1
	Evergreen Strategic Income Fund[1]	320,922.7
	Evergreen VA Strategic Income Fund[1]	89,858.9
	Evergreen Balanced Fund[1]	1,383,838.1
	Evergreen International Balanced Income Fund[1]	232,897.1

	TOTAL	$4,282,231.4
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$500,800.6
	Number of those subject to performance fee	0
	Number of separate accounts managed	24
	Assets of separate accounts managed	$14,955,456.3
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1 Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund and Evergreen Balanced Fund. As of October 31, 2006, he was responsible only for approximately $607.7 million of the $3,195.9 million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Anthony Norris	Assets of registered investment companies managed
	Evergreen International Bond Fund	$1,086,371.5
	Evergreen Managed Income Fund[1]	1,168,343.1
	Evergreen Strategic Income Fund[1]	320,922.7
	Evergreen VA Strategic Income Fund[1]	89,858.9
	Evergreen Balanced Fund[1]	1,383,838.1
	Evergreen Intl Balanced Income Fund[1]	232,897.1

	TOTAL	$4,282,231.4
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$500,800.6
	Number of those subject to performance fee	0
	Number of separate accounts managed	24
	Assets of separate accounts managed	$14,955,456.3
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1 Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund and Evergreen Balanced Fund. As of October 31, 2006, he was responsible only for approximately $607.7 million of the $3,195.9 million in assets in these funds.

     Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC, TAG and Evergreen International Advisors (“EIA”) have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a fund, which may constitute a conflict with the interest of the fund. EIMC, TAG and EIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

     Neither EIMC, TAG nor EIA receives a performance fee for its management of the funds. EIMC, TAG and EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the funds—for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, TAG and EIA, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. TAG and EIA has similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.

Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC. The Codes of Ethics of TAG and EIA have similar provisions.

     Compensation. For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

     The annual bonus has an investment performance component (75%) and a subjective evaluation component (25%). The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     For calendar year 2005, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager
Gary Pzegeo	Lipper High Current Yield Funds
Lipper Multi Sector Income Funds
Lisa Brown-Premo	Lipper Adjustable Rate Mortgage Funds
Peter Wilson	Lipper International Income Funds
Anthony Norris	Lipper International Income Funds

     Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits,
  life, disability and long-term care insurance,
  before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC and TAG employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

     Fund Holdings. The table below presents the dollar range of investment each portfolio manager beneficially holds in the Fund.

Portfolio Manager
Gary Pzegeo	$0
Lisa Brown-Premo	$10,001 - $50,000
Peter Wilson	$0
Anthony Norris	$0

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of October 31, 2005. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager
Gary Pzegeo	$10,001 - $50,000
Lisa Brown-Premo	$500,000 - $1,000,000
Peter Wilson	$0
Anthony Norris	$0

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce	$500,001 – 1,000,000
President, EIS

Christopher Conkey	Over $1,000,000
Chief Investment Officer, EIMC

Dennis Ferro	Over $1,000,000
Chief Executive Officer, EIMC

Richard Gershen	$500,001 – 1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC

W. Douglas Munn	$500,001 – 1,000,000
Chief Operating Officer, EIMC

Patrick O’Brien	Over $1,000,000
President, Institutional Division, EIMC

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Managed Income Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: December 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: December 26, 2006

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: December 26, 2006